UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 30, 2009 (September 30, 2009)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)	87-0400335 (IRS Employer Identification No.)

One Sugar Creek Center Blvd., #125
Sugar Land, Texas 77478
(Address of principal executive offices, including zip code)

voice:  (713) 353-9400
fax:  (713) 353-9421
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The slide presentation attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented by Hyperdynamics Corporation, also referred to as Hyperdynamics, during a webcast Hyperdynamics is hosting at 10:00 a.m. CST on September 30, 2009, and may be used by Hyperdynamics in various other presentations to investors.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached hereto, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	Slide Presentation dated September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	September 30, 2009	By:	/s/ JASON D. DAVIS
		Name:	Jason D. Davis
		Title:	Chief Financial Officer and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Slide Presentation dated September 30, 2009